UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
December 13, 2021
Date of Report (Date of earliest event reported)

N-able, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40297	85-4069861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Edgewater Dr
Suite 306
Wakefield, Massachusetts 01880
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (781) 328-6490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	NABL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 13, 2021, N-able, Inc. (the “Company”) entered into a First Amendment to Stockholders’ Agreement, by and among the Company and the stockholders named therein (the “Stockholders’ Agreement Amendment”). The Stockholders’ Agreement Amendment amends the stockholders’ agreement, dated as of July 19, 2021, by and among the Company and certain stockholders named therein (the “Stockholders’ Agreement”), to (1) provide that with respect to certain required stock ownership thresholds applicable to the rights of the Lead Investors pursuant to the Stockholders’ Agreement, including the right to nominate directors for elections to the Board, the determination of whether the Lead Investors’ satisfy such thresholds will be based on the stock ownership of the Lead Investors relative to the Company’s then-current outstanding shares of common stock rather than the number of shares of common stock outstanding as of the date of the Company’s spin-off from SolarWinds Corporation and (2) remove each of the TB Co-Investors (as defined in the Stockholders’ Agreement) as party to the Stockholders’ Agreement.

The foregoing summary of the Stockholders’ Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1 and incorporated in its entirety into this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed on the Exhibit Index immediately preceding such exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.1	First Amendment to Amended and Restated Stockholders' Agreement among the Company and the stockholders named therein, dated December 13, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-able, Inc.

Dated:	December 15, 2021	By:	/s/ John Pagliuca

John Pagliuca
President and Chief Executive Officer